Exhibit 99.1

PITTSBURGH, March 20, 2024 (GLOBE NEWSWIRE) -- Carmell Corporation (Nasdaq: CTCX), a bio-aesthetics company focused on skin and hair health (“Carmell”, the “Company”, “we”, “our”, or “us”), today announced the execution of a definitive agreement to sell its wholly owned subsidiary, Axolotl Biologix (“AxoBio”) to the initial sellers of AxoBio for 3,845,337 shares of Carmell common stock, 4,243 shares of Carmell preferred stock and notes payable to the initial sellers in the aggregate amount of $8 million.

“The sale of AxoBio enables our exit from the tissue graft space thereby facilitating a sharper organizational focus on the launch of our skincare products beginning in March 2024 and continuing over Summer 2024,” said Rajiv Shukla, Chief Executive Officer of Carmell.

In August 2023, Carmell acquired AxoBio for $65 million, which consisted of unsecured promissory notes in the aggregate amount of $8 million and $57 million in CTCX common and preferred stock (8.09 million fully diluted shares at $7.05 per share) issued by Carmell to the initial sellers. AxoBio’s product portfolio consists of a commercial-stage amnion graft for use in clinics, a pre-commercial stage hospital use product, and pre-clinical and clinical stage products under development.

In September 2023, the Company announced the appointment of Mr. Rajiv Shukla as CEO to lead a drive towards near-term profitability and re-positioning as a bio-aesthetics company, that included the following initiatives:

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Focus on high-margin programs in aesthetics with shorter paths to commercialization.
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Discontinuation of clinical trials with budgeted spend of more than $20 million over 3 years.
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Expected cost savings of nearly $3 million per annum from organizational restructuring.
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Re-alignment of Carmell’s Board of Directors.

In November 2023, Carmell announced the addition of new Independent Directors: Dr. Gilles Spenlehauer, the former Worldwide Head of Advanced Research at L’Oreal, the world’s biggest cosmetics company, and Mr. Scott Frisch, who currently serves as Chief Operating Officer and Chief Financial Officer of AARP, the nation’s largest nonprofit organization serving 100+ million people ages 50 and older.

In January 2024, Carmell announced the addition of several Key Opinion Leaders in the Aesthetics industry to their Scientific Advisory Board and commenced clinical product testing. The Company also completed commercial-scale manufacturing testing at its in-house clean room facility in Pittsburgh, PA. In preparation for commercial launch, the Company also implemented a fully functional direct-to-consumer online sales channel along with a backend logistics platform, an electronic Quality Management System and Oracle NetSuite ERP.

In February 2024, Carmell announced completion of product development of its Gold Limited Edition Exclusive (G.L.E.E.) product, Carmell’s first aesthetic product, for commercial launch in March 2024. Following G.L.E.E. launch, Carmell plans to launch 9 other skincare products that are in advanced stages of development and slated for launch through Summer 2024.

Following the sale of AxoBio, Carmell’s financial position is expected to improve as follows:

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$4 million drop in annualized cash burn (net of revenue) based on AxoBio’s actual January 2024 financials.
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$15.6 million reduction in debt: $7.6 million of AxoBio subsidiary level debt plus $8 million note payable related to the AxoBio acquisition.
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$7 million increase in tangible equity due to elimination of AxoBio’s negative tangible equity.
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29% reduction in EPS dilution due to the return of 8.09 million CTCX common shares on a fully diluted basis. After closing, Carmell will have 19.25 million common shares outstanding.

About Carmell

Carmell is a bio-aesthetics company that utilizes the Carmell SecretomeTM to support skin and hair health. The Carmell SecretomeTM consists of a potent cocktail of growth factors and proteins extracted from allogeneic human platelets sourced from U.S. Food and Drug Administration-approved tissue banks. The technology underpinning the Carmell SecretomeTM has been extensively tested for safety and efficacy, significantly surpassing standards set by the aesthetics industry, including robust results from a prospective, randomized, multi-center Phase 2 human trial. Besides the Carmell SecretomeTM, the Company has developed a novel micellar nanoparticle formulation that enables delivery of lipophilic and hydrophilic ingredients without relying on the Foul FourteenTM, 14 potentially harmful excipients that are commonly used by other companies to impart texture, stability, and other desirable physicochemical attributes to cosmetic products. Additionally, Carmell’s micellar formulations do not utilize mineral or vegetable oils across their entire product line and are designed to be non-comedogenic. The Company is also developing a line of men’s products and a line of topical haircare products. All products are tailored to meet the demanding technical requirements of professional care providers and discerning retail consumers. For more information, visit www.carmellcosmetics.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements about the closing of the sale of AxoBio, the impact of the AxoBio sale on our financial condition, our business strategy, the commercial launch of our G.L.E.E product and other products in our pipeline, and the attributes and benefits of Carmell’s products including products under development as well as commercial strategy, goals, plans and timelines. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, uncertainties as to the timing of the sale of AxoBio and the risk that the transaction may not be completed in a timely manner or at all, satisfaction or waiver of the conditions to closing of the sale of AxoBio, risks related to the ability to realize the anticipated benefits of the sale of AxoBio, risks related to the diversion of management’s attention from our ongoing business, the effect of the announcement or pendency of the AxoBio sale on our business and employee relationships, the risk of litigation related to the sale of AxoBio, the ability to recognize anticipated benefits from our commercial products, R&D pipeline, distribution agreements, changes in applicable laws or regulations, the possibility that Carmell may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in the Quarterly Report on Form 10-Q filed by Carmell with the Securities and Exchange Commission (the “SEC”) on November 15, 2023, and in our other reports filed with the SEC. Most of these factors are outside of Carmell’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all.. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.